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                                                               EXHIBIT 32.2

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    I, Sean S. Sullivan, the Chief Financial Officer of Cenveo, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

    (1) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 28, 2007                       /S/  SEAN S. SULLIVAN
                                    -------------------------------------------
                                                  Sean S. Sullivan
                                               Chief Financial Officer